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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 9, 2004



                          CITIZENS FIRST BANCORP, INC.
             (Exact name of Registrant as Specified in its Charter)



   Delaware                      0-32041                 38-3573852
   --------                      -------                 ----------
(State or Other                (Commission            (I.R.S. Employer
Jurisdiction of                File Number)            Identification
Incorporation)                                             Number)



  525 Water Street, Port Huron, Michigan                    48060
  --------------------------------------                    -----
 (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code: (810) 987-8300


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

                  On January 9, 2004, Citizens First Bancorp, Inc. (the "Company") acquired all of the capital stock of Metro Bancorp, Inc. ("Metro") and its wholly-owned subsidiary, Metrobank, a Michigan savings bank (the "Acquisition"). The Company is a registered savings and loan holding company organized under Delaware law and headquartered in Port Huron, Michigan. Metro was a registered bank holding company organized under Michigan law and headquartered in Farmington Hills, Michigan. In accordance with the terms of the Agreement and Plan of Merger (the "Agreement") by and among the Company, Metro, and Metrobank dated May 21, 2003, the Acquisition was consummated through the merger of Metro with Citizens Acquisition Subsidiary, Inc., a newly formed subsidiary of the Company organized for the purpose of completing the Acquisition. Under the terms of the Agreement, former shareholders of Metro received $711.73 for each common share of Metro outstanding on the effective date of the Acquisition. Total consideration paid in the Acquisition consisted of $30 million, and total assets acquired, in the approximate amount of $147 million, consisted principally of loans. The shareholders of Metro approved the merger at a special meeting held January 6, 2004.

                  On January 12, 2004, the Company issued a press release announcing the consummation of the Acquisition, a copy of which is furnished herewith as Exhibit 99. This current report on Form 8-K, including the press release, contains forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined company's forward-looking statements.

                  The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the combined company's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the combined company of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer business requirements, legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.







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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 (c)              Exhibits

Exhibit No.       Description

   2 Agreement and Plan of Merger, dated as of May 21, 2003, by and among the Company, Metro, and Metrobank (1)

   99             Press Release

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(1)  Incorporated by reference into this document from the Current Report on
     Form 8-K filed with the Commission on May 22, 2003.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2004                 Citizens First Bancorp, Inc.

                                        /s/ Marshall J. Campbell

                                   By:  Marshall J. Campbell
                                        Chairman, President and
                                        Chief Executive Officer





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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT

    2 Agreement and Plan of Merger, dated as of May 21, 2003, by and among the Company, Metro, and Metrobank (1)

    99            Press Release

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(1)  Incorporated by reference into this document from the Current Report on
     Form 8-K filed with the Commission on May 22, 2003.











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